UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2015

COSI, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50052	06-1393745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

294 Washington Street
Suite 510
Boston, Massachusetts	02108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 415-5000
___________________________________

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08.                     Shareholder Director Nominations.

To the extent applicable, the information set forth in Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01.                      Other Events.

Cosi Inc. (the “Company”) has established May 19, 2015 as the date of the Company’s 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) and April 1, 2015 as the record date for determining stockholders entitled to notice of, and to vote at, the 2015 Annual Meeting.  Because the date of the 2015 Annual Meeting has been changed by more than 30 days from the anniversary date of the 2014 Annual Meeting of Stockholders, a different deadline applies for the submission of proposals by stockholders intended to be included in the Company’s 2015 proxy statement and form of proxy.  Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2015 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that such proposal is received by the Company’s Secretary at Così, Inc., c/o Secretary, 294 Washington Street, Suite 510, Boston, Massachusetts 02108 on or before the close of business on April 3, 2015, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials.  Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2015 Annual Meeting.  The April 3, 2015 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act.

In addition, in accordance with the requirements contained in the Company’s By-Laws, stockholders who wish to bring business before the 2015 Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person for election as a director must ensure that written notice of such proposal (including all of the information specified in the Company’s By-Laws) is received by the Company’s Secretary at the address specified above no later than the close of business on April 3, 2015.  Any such proposal must meet the requirements set forth in the Company’s By-Laws in order to be brought before the 2015 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COSI, INC.

Dated: March 24, 2015	By:	/s/ Vicki Baue
Name: Vicki Baue
Title: Vice President and General Counsel, CCO